UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K/A

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2021

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Federal Home Loan Bank of New York
(Exact name of Registrant as Specified in Its Charter)

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Federally Chartered Corporation	000-51397	13-6400946
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Park Avenue, New York, New York	10178-0599
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 441-6616

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Previously, in a Current Report on Form 8-K filed on August 24, 2021, the Federal Home Loan Bank of New York (“FHLBNY”) announced that Mr. Gerald L. Reeves, President, CEO & Director, Sturdy Savings Bank, West Cape May, New Jersey, was deemed elected by the FHLBNY to serve as a Member Director representing New Jersey members on the Board of Directors (“Board”) of the Bank for a four-year term commencing on January 1, 2022 and ending on December 31, 2025. Mr. Reeves was the only candidate nominated for the seat; he accepted his nomination, and, in accordance with applicable regulations, was deemed elected. Current New Jersey Member Director Mr. Gerald H. Lipkin, of Valley National Bank, Wayne, New Jersey, whose term ends at the end of 2021, chose to not run again for another term. Mr. Lipkin does not have any disagreements with the FHLBNY or any matter relating to the FHLBNY’s operations, policies or practices.

The Bank also announced on August 24, 2021 that Mr. Carlos J. Vázquez, Senior Executive Vice President & Director of Banco Popular de Puerto Rico, San Juan, Puerto Rico, was deemed re-elected by the FHLBNY to serve as a Member Director representing Puerto Rico and U.S. Virgin Islands members on the Board of the Bank for a four-year term commencing on January 1, 2022 and ending on December 31, 2025. Mr. Vázquez was the only candidate nominated for the seat; he accepted his nomination, and, in accordance with applicable regulations, was deemed elected.

As an update to the foregoing, on December 6, 2021, the FHLBNY announced as follows:

1.

Mr. Thomas R. Cangemi, Chairman, President, and Chief Executive Officer, New York Community Bank, Hicksville, NY, was elected by the FHLBNY’s eligible New York members on November 30, 2021 to serve as a Member Director on the FHLBNY’s Board of Directors representing FHLBNY members in New York for a four-year term commencing on January 1, 2022 and ending on December 31, 2025; and

2.

Eligible members throughout the FHLBNY’s membership district (New Jersey, New York, and Puerto Rico & the U.S. Virgin Islands) on November 30, 2021 re-elected Mr. Larry E. Thompson and elected Ms. Josie J. Thomas to serve as Independent Directors on the Board for terms of four years each commencing on January 1, 2022 and ending on December 31, 2025 (for the remainder of this report, Mr. Reeves, Mr. Vázquez, Mr. Cangemi, Mr. Thompson and Ms. Thomas will collectively be referred to as the “New Directors”;Mr. Cangemi, Mr. Thompson and Ms. Thomas will be collectively be referred to as the “Elected Directors”).

A copy of a report being sent to FHLBNY stockholders providing detailed information about this matter, including biographical information about the Elected Directors, is attached as Exhibit 99.1.

The election of the New Directors took place in accordance with the rules governing the election of Federal Home Loan Bank directors contained in the Federal Horne Loan Bank Act and in the related regulations of the Federal Housing Finance Agency (“FHFA”), the regulator of the Federal Home Loan Banks. As of the time of this filing, none of the New Directors has been named to serve on any committee of the Board for 2022; further, whether the New Directors are expected to be named to serve on any committee of the Board for 2022 has not yet been determined. (Mr. Vázquez currently serves on the Board; his current term expires on December 31, 2021. He presently serves as the Chair of the Board’s Technology Committee, as the Vice Chair of the Board’s Risk Committee, and he also serves on the Board’s Executive Committee and its Strategic Planning Committee. Mr. Thompson also currently serves on the Board and his term also expires on December 31, 2021. He presently serves as the Board’s Vice Chair, the Vice Chair of the Board’s Executive Committee and the Chair of the Board’s Risk Committee; he also serves on the Board’s Corporate Governance and External Affairs Committee).

Compensation of the New Directors (and of all other Directors) in 2022 will be in accordance with a FHLBNY Director Compensation Policy, the details of which have not yet been finalized with the FHLBNY’s regulator and which will be included in the FHLBNY’s next Form 10-K to be filed with the SEC.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Elected Directors discussed in Item 5.02 of this Current Report on Form 8-K were not elected during the course of any annual or special meeting of the FHLBNY’s security holders, or as the result of a proxy solicitation. They were elected, in accordance with FHFA regulations, by direct vote of the FHLBNY’s eligible security holders. For each open seat, eligible security holders were given the opportunity to cast their votes in favor of a candidate running for the open seat. Security holders did not have the option to cast a vote against a particular candidate, or to cast an ‘ abstaining’ vote.

With regard to the election held to fill the one open Member Directorship representing New York members, 226 FHLBNY members in New York were eligible to vote. Of this number, 72 members voted, representing 31.86% of total eligible voting participants. The total number of eligible votes that could be cast for the one open New York State Member Directorship was 8,762,960. Mr. Cangemi received 1,981,065 votes.

In addition, Ms. Michele Dean, President and Chief Executive Officer of Suffolk Federal Credit Union, Medford, NY was on the ballot; she received 512,767 votes. Ms. Shawn Wolbert, President and Chief Executive Officer of GHS Federal Credit Union, Binghamton, NY was also on the ballot; she received 274,118 votes.

With regard to the election held to fill the two open Independent Director seats, 330 FHLBNY members were eligible to vote. Of this number, 100 members voted, representing 30.30% of total eligible voting participants. The total number of eligible votes that could be cast for each of the open Independent Directorships was 11,507,474. To be elected as an Independent Director, each candidate needed to receive at least 20 percent of the total number of eligible votes (i.e., 2,301,495 votes) and this threshold was passed by both candidates:

•	Mr. Thompson received 4,253,512 votes, representing 36.96% of the total number of eligible votes.

•	Ms. Thomas received 3,819,169 votes, representing 33.19% of the total number of eligible votes.

Item 8.01 Other Events.

On December 6, 2021, the FHLBNY issued a 2021 Director Election Report to FHLBNY security holders announcing New York Member Director and districtwide Independent Director election results. A copy of the Report is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Final 2021 Director Election Report to FHLBNY security holders announcing New York Member Director and districtwide Independent Director election results, dated December 6, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Federal Home Loan Bank of New York

Date: December 6, 2021	By:	/s/ Kevin M. Neylan
Name: Kevin M. Neylan
Title: Senior Vice President and Chief Financial Officer